UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2024

PERFICIENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15169	74-2853258
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Drive, Suite 600

Saint Louis, Missouri 63141

(Address of principal executive offices)

(314) 529-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PRFT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Merger (as defined below) pursuant to that certain Agreement and Plan of Merger, dated as of May 5, 2024 (the “Merger Agreement”), by and among Plano HoldCo, Inc., a Delaware corporation (“Parent”), Plano BidCo, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and Perficient, Inc., a Delaware corporation (“Perficient” or the “Company”). Parent and Merger Sub are affiliates of investment funds managed by affiliates of BPEA Private Equity Fund VIII (“EQT Asia”).

On October 2, 2024 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent (the “Surviving Corporation”).

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

On October 2, 2024, the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), entered into the First Supplemental Indenture, dated as of October 2, 2024 (the “Supplemental Indenture”) which supplements: (i) the Indenture, dated as of August 14, 2020, by and between the Company and the Trustee (the “2025 Convertible Notes Original Indenture” and, together with the Supplemental Indenture, the “2025 Convertible Notes Indenture”), relating to the Company’s 1.250% Convertible Senior Notes due 2025 (the “2025 Convertible Notes”); and (ii) the Indenture, dated as of November 9, 2021, by and between the Company and the Trustee (the “2026 Convertible Notes Original Indenture” and, together with the Supplemental Indenture, the “2026 Convertible Notes Indenture”), relating to the Company’s 0.125% Convertible Senior Notes due 2026 (the “2026 Convertible Notes”).

As of October 2, 2024, $23,258,000 of the 2025 Convertible Notes were outstanding and $380,000,000 of the 2026 Convertible Notes were outstanding.

As a result of the Merger, and pursuant to the 2025 Convertible Notes Indenture and the 2026 Convertible Notes Indenture (together, the “Convertible Notes Indentures”), from and after the effective time of the Merger (the “Effective Time”), the right to convert each $1,000 principal amount of the 2025 Convertible Notes and the 2026 Convertible Notes (each, a “series of Convertible Notes” and, together, the “Convertible Notes”), as applicable, was changed into a right to convert such principal amount of each series of Convertible Notes into an amount in cash equal to the conversion rate of the applicable series of Convertible Notes in effect on the applicable conversion date (subject to any adjustments pursuant to the relevant Convertible Notes Indenture) multiplied by $76.00 (i.e., the Per Share Price (as defined below)).

The consummation of the Merger constitutes a Fundamental Change, a Make-Whole Fundamental Change and a Common Stock Change Event (each as defined in the applicable Convertible Notes Indenture) under each of the Convertible Notes Indentures. The effective date of the Merger Event, Fundamental Change and Make-Whole Fundamental Change in respect of the Convertible Notes is October 2, 2024, which is the Closing Date.

As a result of the Fundamental Change, each holder of a series of Convertible Notes will have the right to require the Company to repurchase its Convertible Notes pursuant to the terms and procedures set forth in the applicable Convertible Notes Indenture for a cash repurchase price equal to the Fundamental Change Repurchase Price (as defined in the applicable Convertible Notes Indenture).

In connection with entry into each of the 2025 Convertible Notes Indenture and the 2026 Convertible Notes Indenture, the Company entered into privately negotiated convertible note hedge transactions (collectively the “Call Spread Transactions”). Concurrently with the closing of the Merger, the Company terminated the Call Spread Transactions pursuant to agreements with each applicable financial institution counterparty in exchange for agreed cash payments that were received by the Company on or about the Closing Date.

The foregoing descriptions of the Convertible Notes Indentures and the transactions contemplated thereby are subject to and qualified in their entirety by reference to the full text of the Convertible Notes Indentures. A copy of the 2025 Convertible Notes Original Indenture was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 18, 2020 and a copy of the 2026 Convertible Notes Original Indenture was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the SEC on November 9, 2021. A copy of the Supplemental Indenture is filed hereto as Exhibit 4.1. The 2025 Convertible Notes Original Indenture, the 2026 Convertible Notes Original Indenture and the Supplemental Indenture are incorporated by reference into this Item 1.01. This Current Report on Form 8-K does not constitute an offer to tender for, or purchase, or a solicitation of an offer to tender for, or purchase, any of the Convertible Notes or any other security.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Concurrently with the closing of the Merger, the Company terminated that certain Second Amended and Restated Credit Agreement, dated as of March 29, 2023, by and among the Company, as Borrower, Wells Fargo Bank, National Association, as administrative agent, swingline lender and issuing lender and the other lenders parties thereto.

Item 2.01	Completion of an Acquisition of Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At the Effective Time, subject to the terms and conditions of the Merger Agreement, (i) each share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”), that was issued and outstanding as of immediately prior to the Effective Time (other than any shares of Company Common Stock that were held by the Company as treasury stock or owned by Parent, Merger Sub or any other subsidiaries thereof, any Company Restricted Shares (as defined below) or any shares of Company Common Stock as to which appraisal rights have been properly exercised in accordance with Delaware law) was automatically cancelled, extinguished and converted into the right to receive cash in an amount equal to $76.00, without interest thereon and less any applicable withholding taxes (the “Per Share Price”), and (ii) each share of Company Common Stock that was held by the Company as treasury stock or owned by Parent, Merger Sub or any other subsidiaries thereof, in each case, as of immediately prior to the Effective Time, was automatically cancelled and extinguished without any conversion thereof or consideration paid therefor.

In addition, pursuant to the Merger Agreement, at the Effective Time, each:

•

Cash-based award of the Company measured in reference to a share of Company Common Stock (“Company Phantom Stock Award”) outstanding as of immediately prior to the Effective Time, whether vested or unvested, was automatically, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, cancelled and converted into the right to receive an amount in cash (without interest thereon and subject to applicable withholding taxes) equal to the product of (i) the Per Share Price and (ii) the aggregate number of shares of Company Common Stock measured by reference to such Company Phantom Stock Award as of immediately prior to the Effective Time (the “Company Phantom Stock Award Consideration”);

•

Award of restricted stock units of the Company subject to service-based vesting conditions (“Company RSU”) outstanding as of immediately prior to the Effective Time, whether vested or unvested, was automatically, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, cancelled and converted into and became the right to receive an amount in cash (without interest thereon and subject to applicable withholding taxes) equal to the product of (i) the Per Share Price and (ii) the aggregate number of shares of Company Common Stock subject to such Company RSU as of immediately prior to the Effective Time (the “Company RSU Consideration”);

•

Award of restricted stock of the Company (“Company Restricted Share”) outstanding as of immediately prior to the Effective Time, whether vested or unvested, was automatically, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, cancelled and converted into and became the right to receive an amount in cash (without interest thereon and subject to applicable withholding taxes) equal to the Per Share Price (the “Company Restricted Share Consideration”); and

•

Award of restricted stock units of the Company subject to performance-based vesting conditions (“Company PSU”) outstanding as of immediately prior to the Effective Time, whether vested or unvested and determined assuming any performance-based vesting condition is achieved at a level such that 100% of the Company Common Stock underlying such Company PSUs are considered to be outstanding, was automatically, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, cancelled and converted into and became the right to receive an amount in cash (without interest thereon and subject to applicable withholding taxes) equal to the Per Share Price (the “Company PSU Consideration” together with the Company Phantom Stock Award Consideration, the Company RSU Consideration, and the Company Restricted Share Consideration, the “Equity Award Consideration”).

Except as otherwise provided in the Merger Agreement, the Equity Award Consideration payable to holders of Company Phantom Stock Awards, Company RSUs, Company Restricted Shares and Company PSUs (collectively, the “Equity Awards”, and such holders, the “Equity Award Holders”) will be paid to Equity Award Holders as follows: (A) 100% of the Equity Award Consideration in respect of (x) Equity Awards that are vested as of the Effective Time in accordance with the existing terms and conditions applicable to such Equity Awards, (y) Equity Awards that are scheduled to vest in the ordinary course during the six-month period following the Effective Time, and (z) Equity Awards held by non-employee members of the Company Board and (B) 50% of the Equity Award Consideration in respect of Equity Awards that are scheduled to vest in the ordinary course between the six-month and first anniversary of the Effective Time (the Equity Awards described in this sub-clause (B), the “Bring Forward Awards”) will vest and be paid by the Company or the Surviving Corporation (as defined in the Merger Agreement) to the applicable Equity Award Holder through its payroll system or payroll provider, less any required withholding, as promptly as reasonably practicable after the Effective Time.

Subject to the continued employment by the Company, the Surviving Corporation or their subsidiaries of the applicable Equity Award Holder through the applicable vesting date, the remaining 50% of the Bring Forward Awards will vest and be paid by the Company or the Surviving Corporation to the applicable Equity Award Holder through its payroll system or payroll provider, less any required withholding, as promptly as reasonably practicable after the earlier of the six-month anniversary of the Effective Time and the applicable Equity Award Holder’s Qualifying Termination (as defined in the Merger Agreement).

Except as otherwise provided in the Merger Agreement, subject to the continued employment by the Company, Surviving Corporation or their subsidiaries of the applicable Equity Award Holder through the applicable vesting date, 100% of the Equity Award Consideration in respect of Equity Awards that are not described in the paragraphs above will vest and be paid by the Company or the Surviving Corporation to the applicable Equity Award Holder through its payroll system or payroll provider, less any required withholding, as promptly as reasonably practicable after the earlier of the first anniversary of the Effective Time and the applicable Equity Award Holder’s Qualifying Termination.

The foregoing description of the Merger, the Merger Agreement and the other transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on May 6, 2024, which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, the Company (i) notified the Nasdaq Global Select Market (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq file with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, to delist and deregister the shares of Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 to deregister the Company Common Stock and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of the Company Common Stock on Nasdaq was halted prior to the opening of trading on the Closing Date.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the Merger, each share of Company Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was converted, at the Effective Time, into the right to receive the Per Share Price. Accordingly, at the Effective Time, the holders of such shares of Company Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Per Share Price.

Item 5.01	Change in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change of control of the Company occurred, and the Company became a wholly-owned subsidiary of Parent. The aggregate cash consideration payable to the Company’s stockholders in connection with the Merger was approximately $2.7 billion. The funds used to complete the Merger and the transactions contemplated thereby were provided by equity contributions from funds managed by affiliates of EQT Asia, and EQT Asia’s co-investors, as well as third-party debt financing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

As a result of the Merger, at the Effective Time, Jeffrey S. Davis, Romil Bahl, Jill A. Jones, David S. Lundeen, Brian L. Matthews, Nancy C. Pechloff, and Gary M. Wimberly each resigned from the Board of Directors of the Company (the “Company Board”) and from any and all committees of the Company Board on which they served and ceased to be directors of the Company, and Thomas J. Hogan, Paul E. Martin and Susan L. Adomite were appointed as directors of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Certificate of Incorporation of the Company was amended and restated in its entirety to be in the form of the certificate of incorporation attached to the Merger Agreement (the “Certificate of Incorporation”). In addition, at the Effective Time, the bylaws of the Company were amended and restated to be in the form of the bylaws attached as Exhibit 3.2.

Copies of the Certificate of Incorporation and the Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On October 2, 2024, Perficient and EQT Asia issued a Joint Press Release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, by and among Plano HoldCo, Inc., Plano BidCo, Inc. and Perficient, Inc., dated as of May 5, 2024 (incorporated herein by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on May 6, 2024).

3.1	Second Amended and Restated Certificate of Incorporation of the Company, effective October 2, 2024.

3.2	Third Amended and Restated Bylaws of the Company, effective October 2, 2024.

4.1	First Supplemental Indenture, dated as of October 2, 2024, to the Indentures, dated as of August 14, 2020 and November 9, 2021, each by and among Perficient, Inc. and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), a national banking association, as trustee.

99.1	Joint Press Release, dated as of October 2, 2024

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

*

All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

Date: October 2, 2024	By:	/s/ Paul E. Martin
	Name:	Paul E. Martin
	Title:	Chief Financial Officer